Exhibit 99.1

PROPERTY NAME	OWNER NAME	# of UNICOINS Stated in Assets Swap Agreement	Seller Provided Appraisal or Bank Provided Value**	Seller Provided Appraisal or Bank Value Divided by # of Unicoins Stated in Asset Swap Agreement	Country	TransparentBusiness, Inc. Date Signed	Type of Contract Signed	Asset Swap Counterparty	Expected Future Owner of the Real Estate	Seller Provided Appraisal Date	Type of Appraisal	Name of Appraisal Company	Appraiser License #	Seller Provided Appraisal Value in Philippine Peso	Seller Provided Original Appraisal or Bank Value in Philippine Peso	Original Appraiser License #	Original Name of Appraisal Company	Original Seller Provided Appraisal Date	Originial Type of Appraisal
[**]	[**]	1,320,847,074	$235,865,549	($0.18)	Philippines	June 17, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	June 6, 2024	Licensed Philippine Appraiser	Gregory B. Billedo	1652	₱25,094,289,000.00	₱25,094,289,000.00	1652	Gregory B. Billedo	June 6, 2024	Licensed Philippine Appraiser
[**]	[**]	637,749,504	$113,883,840	($0.18)	Philippines	June 17, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	Pending updated Appraisal	Pending updated Appraisal	Pending updated Appraisal	Pending updated Appraisal	Pending updated Appraisal	₱6,438,698,735.00	N/A	MIPREA RVC	August 21, 2024	Phillipine Broker Appraiser
[**]	[**]	503,371,608	$89,887,787	($0.18)	Philippines	June 17, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	March 1, 2024	Licensed Philippine Appraiser	Gregory B. Billedo	1652	₱5,027,000,000.00	₱5,027,000,000.00	1652	Gregory B. Billedo	March 1, 2024	Licensed Philippine Appraiser
[**]	[**]	416,656,800	$74,403,000	($0.18)	Philippines	June 15, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	Pending updated Appraisal	Pending updated Appraisal	Pending updated Appraisal	Pending updated Appraisal	Pending updated Appraisal	₱4,274,879,774.00	N/A	MIPREA RVC	October 15, 2024	Phillipine Broker Appraiser
[**]	[**]	399,420,872	$71,325,156	($0.18)	Philippines	June 15, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	July 17, 2024	Licensed Philippine Appraiser	Gregory B. Billedo	1652	₱4,164,000,000.00	₱4,164,000,000.00	1652	Gregory B. Billedo	July 17, 2024	Licensed Philippine Appraiser
[**]	[**]	288,367,464	$51,494,190	($0.18)	Philippines	June 15, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	June 27, 2024	Licensed Philippine Appraiser	Gregory B. Billedo	1652	₱3,014,000,000.00	₱3,014,000,000.00	1652	Gregory B. Billedo	June 27, 2024	Licensed Philippine Appraiser
[**]	[**]	219,949,700	$39,276,732	($0.18)	Philippines	June 17, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	February 4, 2024	Licensed Philippine Appraiser	Gregory B. Billedo	1652	₱2,207,054,000.00	₱2,207,054,000.00	1652	Gregory B. Billedo	February 4, 2024	Licensed Philippine Appraiser
[**]	[**]	127,203,440	$22,714,900	($0.18)	Philippines	June 15, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	July 25, 2023	Licensed Philippine Appraiser	Tomas G. Sarceno	1120	₱1,192,604,302.00	₱1,192,604,302.00	1120	Tomas G. Sarceno	July 25, 2023	Licensed Philippine Appraiser
[**]	[**]	105,052,248	$18,759,330	($0.18)	Philippines	June 15, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	June 26,2024	Licensed Philippine Appraiser	Gregory B. Billedo	1652	₱1,098,000,000.00	₱1,098,000,000.00	1652	Gregory B. Billedo	June 26,2024	Licensed Philippine Appraiser
[**]	[**]	61,362,000	$10,957,500	($0.18)	Philippines	June 15, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	November 6, 2023	Licensed Philippine Appraiser	Engr. Christopher O. Casuncad	6725	₱613,866,000.00	₱613,866,000.00	6725	Engr. Christopher O. Casuncad	November 6, 2023	Licensed Philippine Appraiser
[**]	[**]	55,120,772	$9,842,995	($0.18)	Philippines	June 15, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	March 14, 2024	Licensed Philippine Appraiser	Bonifacio A. Miguel	1017	₱551,954,000.00	₱551,954,000.00	1017	Bonifacio A. Miguel	March 14, 2024	Licensed Philippine Appraiser
[**]	[**]	45,451,000	$8,116,250	($0.18)	Philippines	June 15, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	November 13, 2024	Licensed Philippine Appraiser	Ilys P. Grajo	11655	₱477,000,000.00	₱477,000,000.00	11655	Ilys P. Grajo	November 13, 2024	Licensed Philippine Appraiser
[**]	[**]	28,746,308	$5,133,269	($0.18)	Philippines	June 17, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	March 8, 2024	Licensed Philippine Appraiser	Arsenio D. Advincula Jr.	4578	₱288,824,000.00	₱288,824,000.00	4578	Arsenio D. Advincula Jr.	March 8, 2024	Licensed Philippine Appraiser
[**]	[**]	12,157,286	$2,170,944	($0.18)	Philippines	June 17, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	March 23, 2024	Licensed Philippine Appraiser	Erwin Adams L. Ringor	11283	₱122,424,000.00	₱122,424,000.00	11283	Erwin Adams L. Ringor	March 23, 2024	Licensed Philippine Appraiser
[**]	[**]	8,873,122	$1,584,486	($0.18)	Philippines	June 15, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	July 25, 2024	Licensed Philippine Appraiser	Abegail Y. Galvez	10754	₱92,800,000.00	₱92,800,000.00	10754	Abegail Y. Galvez	July 25, 2024	Licensed Philippine Appraiser
[**]	[**]	7,617,680	$1,360,300	($0.18)	Philippines	June 15, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	February 12, 2024	Licensed Philippine Appraiser	Bonifacio Miguel	1017	₱76,135,500.00	₱76,135,500.00	1017	Bonifacio Miguel	February 12, 2024	Licensed Philippine Appraiser
[**]	[**]	4,102,124	$1,025,531	($0.25)	Philippines	June 17, 2026	Asset Swap	TransparentBusiness, Inc.	140 R. E. PROPERTIES INC.	September 27, 2021	Bank Valuation	Banco De Oro (Michael Hernando)	N/A	₱40,668,571.43	₱40,668,571.43	N/A	Banco De Oro (Michael Hernando)	September 27, 2021	Bank Valuation
		4,242,049,002	757,801,759	($0.18)

* = TransparentBusiness expects to issue UNCN (token address 0xF12Cbb0B9a0Bcc6Fc6782775f513bEe049516Ac9) for the Philippine and Papua New Guinea asset swap contracts.

** = Sellers provided appraisals were denominated in Philippine peso. TransparentBusiness used a conversation amount ($/Philippine Peso, https://www.oanda.com/currency-converter/en/?from=EUR&to=USD&amount=1) based on the rate on the day the appraisal was made. All transactions that have “Pending Updated Appraisal” in column Seller Provided Appraisal date all had original appraisals completed, but the Sellers want an updated appraisal value & they expect to provde an updated appraisal value to TransparentBusiness, Inc. by July 2026. The amount for $1,025,531 was a Seller-provided valuation based on a bank valuation, not an appraisal conducted by a licensed appraiser.